                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                   FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                          PC-Tel, Inc.
---------------------------------------------------------------------------------------------------
                      (Exact name of Registrant as specified in its charter)
Delaware                                                            77-0364943
---------------------------------------------------------------------------------------------------
(State of incorporation or organization)                (I.R.S. Employer Identification No.)

                                          70 Rio Robles
                                       San Jose, CA  95134
---------------------------------------------------------------------------------------------------
                       (Address of principal executive offices) (Zip Code)

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A. (c), check the following box. [ ]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

Securities Act registration statement file number to which this form relates:

333-84707  (if applicable):

Securities to be registered pursuant to Section 12(g) of the Act:

                                  Common Stock
                                (Title of Class)

Item 1.    Description of Registrant's Securities to be Registered
           -------------------------------------------------------

           The class of securities to be registered hereunder is Common Stock, $.001 par value per share, of PC-Tel, Inc. (the "Registrant"). The description of capital stock set forth under the caption "Description of Capital Stock" in the Prospectus included in the Registrant's Registration Statement on Form S-1 (File No. 333-84707), as originally filed or subsequently amended (the "Registration Statement on Form S-1"), which Registration Statement on Form S-1 was originally filed with the Securities and Exchange Commission on August 6, 1999, is incorporated herein by reference.


Item 2.    Exhibits
           --------

Number                                        Description
----------  --------------------------------------------------------------------
  3.1/1/    Amended and Restated Certificate of Incorporation of the Registrant
  3.3/1/    Amended and Restated Bylaws of Registrant
  4.1/1/    Specimen Common Stock Certificate


















--------------------
/1/ Incorporated herein by reference to the exhibits of the same number in the Registration Statement on Form S-1 (File No. 333-84707).

                                   SIGNATURE
                                   ---------

     Pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date:  August 23, 1999

                                    PC-TEL, INC.

                                        /s/ Andrew D. Wahl
                                    By:_______________________________________
                                       Andrew D. Wahl, Chief Financial Officer

     Index to Exhibits
     -----------------

 Exhibit                                        Exhibit
   No.
----------  --------------------------------------------------------------------

  3.1/1/    Amended and Restated Certificate of Incorporation of the Registrant
  3.3/1/    Amended and Restated Bylaws of Registrant
  4.1/1/    Specimen Common Stock Certificate


















---------------------
1 Incorporated herein by reference to the exhibits of the same number in the Registration Statement on Form S-1 (File No. 333-84707).